UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - OCTOBER 18, 2004

                          HERITAGE CAPITAL GROUP, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                    0001289277                  NONE
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)       Identification Number)

                               c/o ZhongTong Inc.
                         (315100) 566 East Yinzhou Road
                        Ningbo, Zhejiang Province, China
                    (Address of principal executive offices)

                                0118657488220636
              (Registrant's telephone number, including area code)

                       c/o Centerline International Corp.
                    Ellen L. Skeoton Building, P.O. Box 3274
                   Road Town, Tortola, British Virgin Islands
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01: Changes in Control of Registrant.

      On October 18, 2004, 21,403,200 shares of Heritage Capital Group, Inc. (the "Company") were sold by Centerline International Corp. ("Centerline") to ZhongTong Inc., a Delaware corporation. ZhongTong Inc. purchased these shares pursuant to a Share Purchase Agreement dated as of October 10, 2004. ZhongTong Inc. paid $295,000 for 21,403,200 of the issued and outstanding shares held by Centerline.

      The source of the funds used for the purchase of these shares was the general operating funds of ZhongTong Inc.

      The 21,403,200 shares currently owned by ZhongTong Inc. represent 98% of the 21,840,000 issued and outstanding shares of the Company.

      There are no agreements between Centerline and ZhongTong Inc. which contemplate any continued involvement by Centerline or its President, Kang-Wei Ho, as an employee, officer or director of the Company. Pursuant to the terms and conditions of the Share Purchase Agreement, Ms. Ho has resigned as an officer and director of the Company.

      Mr. Jian Jiang Zheng, Mr. Jiang Zheng and Mr. Xi Wan He have been appointed as the Company's directors. Jian Jiang Zheng will serve as the Company's President, Treasurer and Secretary.

      In connection with this change in control, the Company's new mailing address will be: c/o ZhongTong Inc., (315100) 566 East Yinzhou Road, Ningbo, Zhejiang Province, China.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      In connection with the Share Purchase Agreement referenced in Item 5.01 above, Ms. Ho has resigned as the sole director and officer of the Company, effective as of October 18, 2004. Ms. Ho's resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices.

      Effective as of October 18, 2004, Mr. Jian Jiang Zheng will serve as the Company's President, Treasurer and Secretary. There are no employment or other agreements between Mr. Jian Jiang Zheng and the Company regarding his service as an officer.

      Mr. Jian Jiang Zheng, Mr. Jiang Zheng and Mr. Xi Wan He have been appointed as the Company's directors, as of October 18, 2004. There are no agreements between the Company and Mr. Jian Jiang Zheng, Mr. Jiang Zheng or Mr. Xi Wan He regarding their service as directors. Each of these directors is also a director of ZhongTong Inc. Each director is presently serving the Company without compensation.

      Mr. Jian Jiang Zheng is a director of Ningbo Sanxing Group Co., Ltd. He is the Chairman and Chief Executive Officer of AUX Group Co., Ltd.

      Mr. Jiang Zheng is an engineer. He is Vice Chairman and Vice President of Ningbo Sanxing Group Co., Ltd.

      Mr. Xi Wan He is also an engineer. He is the Chairman of Ningbo Sanxing Group Co., Ltd.

      Mr. Jian Jiang Zheng is the elder brother of Mr. Jiang Zheng. Mr. Jian Jiang Zheng is married to Mr. Xi Wan He's sister.

      At the present time, the Company has no director's committees.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Heritage Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         HERITAGE CAPITAL GROUP, INC.

Dated: October 21, 2004


                                         By:  /s/ Jian Jiang Zheng
                                             -------------------------------
                                             Name:  Jian Jiang Zheng
                                             Title: President